                                                                      Exhibit 24

                              PENTON MEDIA, INC.
                      REGISTRATION STATEMENT ON FORM S-8
                               POWER OF ATTORNEY
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          The undersigned officer and/or director of Penton Media, Inc., a Delaware corporation (the "Registrant"), does hereby make, constitute and appoint each of Thomas L. Kemp, Daniel J. Ramella and Preston L. Vice, with full power of substitution and resubstitution, as attorney of the undersigned, to execute and file (i) a Registration Statement on Form S-8 (the "Form S-8 Registration Statement") with respect to the registration under the Securities Act, of shares of Common Stock of the Registrant issuable in connection with the Registrant's 1998 Director Stock Option Plan, (ii) any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement and (iii) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.

          IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 21st day of October, 1998.


Signature                           Title
---------                           -----

      /s/ THOMAS L. KEMP            Chief Executive Officer and Director
---------------------------------   (Principal Executive Officer)
          Thomas L. Kemp


      /s/ JOSEPH NECASTRO           Chief Financial Officer
---------------------------------   (Principal Financial Officer)
          Joseph NeCastro


      /s/ CHARLES T. GRIESEMER      Vice President/Controller
---------------------------------   (Controller or Principal Accounting Officer)
          Charles T. Griesemer


      /s/ WILLIAM C. DONOHUE        Director
---------------------------------
          William C. Donohue


      /s/ ANTHONY DOWNS             Director
---------------------------------
          Anthony Downs


      /s/ WILLIAM J. FRIEND         Director
---------------------------------
          William J. Friend


      /s/ JOAN W. HARRIS            Director
---------------------------------
          Joan W. Harris


      /s/ KING HARRIS               Director
---------------------------------
          King Harris

      /s/ JOHN J. MEEHAN            Director
---------------------------------
          John J. Meehan


      /s/ DANIEL J. RAMELLA         Director
---------------------------------
          Daniel J. Ramella


      /s/ EDWARD J. SCHWARTZ        Director
---------------------------------
          Edward J. Schwartz


      /s/ DON E. SCHULTZ            Director
---------------------------------
          Don E. Schultz


      /s/ RICHARD B. SWANK          Director
---------------------------------
          Richard B. Swank